UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): 10/27/2022
________________________________________________________________________
CURO GROUP HOLDINGS CORP
(Exact Name of Registrant as Specified in Its Charter)
________________________________________________________________________

Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3615 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02     Results of Operations and Financial Condition

On November 2, 2022, CURO Group Holdings Corp. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2022. A copy of the press release and a supplemental presentation that will be used in conjunction with its earnings call with investors on November 2, 2022 is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and is incorporated herein by reference.

The information in this item, including Exhibit 99.1 and Exhibit 99.2, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement unless specifically identified therein as being incorporated by reference therein.

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2022, Roger Dean announced he will retire as the Company's Chief Financial Officer effective November 4, 2022. Mr. Dean will remain with the Company in an advisory capacity through a transition period.

Effective with Mr. Dean’s retirement, the Company's Board of Directors appointed Tamara Schulz as Interim Chief Financial Officer, to serve until the Company appoints a permanent Chief Financial Officer. Ms. Schulz, 47, has served as the Company’s Chief Accounting Officer since 2021, and will continue in this role. There are no family relationships between Ms. Schulz and any director or executive officer of the Company and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 8.01     Other Events

Issac Vaughn, a director, has been appointed Chairman of the Nominating and Corporate Governance Committee (the “Governance Committee”) effective November 1, 2022. Chris Masto, Chairman of the Company’s Board of Directors, will remain as a member of the Governance Committee.

ITEM 9.01     Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 2, 2022
99.2	Supplemental Earnings Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 2nd day of November, 2022.

                        CURO Group Holdings Corp.
                        By: /s/ Roger Dean______
                        Roger Dean
                        Executive Vice President and Chief Financial Officer